UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

WCA Waste Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 1400

Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 292-2400

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Overview

WCA Waste Corporation (“WCA”) has entered the Oklahoma, City, Oklahoma market as a fully integrated company with the completion of an acquisition of American Waste, Inc. and related entities.

American Waste Acquisition.

On February 21, 2007, WCA of Oklahoma, LLC (“WCA OK”), a subsidiary of WCA entered into an Equity Interest Purchase Agreement (the “Equity Purchase Agreement”) with Roy Yokley and Troy Yokley (collectively, the “Sellers”), and American Waste, Inc., N.E. Land Fill, Inc., Pauls Valley Landfill, Inc., Sooner Waste, L.L.C. (collectively, the “Companies”).  Pursuant to the Equity Purchase Agreement, WCA OK acquired three landfills (two MSW and one C&D) and a fifty truck collection operation servicing 17,000 customers (the “Oklahoma Acquisition”).  The purchase price for the Oklahoma Acquisition was approximately $39 million in cash (subject to certain adjustments).  Of this purchase price, approximately $5 million relates to Pauls Valley Landfill. This landfill is awaiting an expansion permit and volumes there have been regulated (and will continue to be) until such permit is obtained. The parties also agreed that the Sellers would receive a payment of $1.00 per ton for waste disposed at each of the landfill locations for as long as they accept waste streams.

The Equity Purchase Agreement contains customary representations, warranties and covenants and certain indemnifications by the Sellers, and covenants not to compete by the Sellers. The Sellers agreed to provide transition services to WCA OK with respect to the orderly transition of the operations of the Companies. WCA OK will pay for such services at cost on a direct cost and material, pass-through basis.

Financing

In order to fund the Oklahoma Acquisition, WCA applied a portion of the proceeds remaining from a previous private placement and debt offering as described more fully in WCA’s Current Reports on Form 8-K filed on June 16, 2006 and July 5, 2006, which describe the material terms of the private placement of WCA’s Series A Convertible Preferred Stock, par value $0.01 per share and issuance of WCA’s 9.25% Senior Notes due 2014. Such descriptions are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description contained in American Waste Acquisition in Item 1.01 of this report is hereby incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an

Off-Balance Sheet Arrangement of a Registrant.

The description contained in Financing in Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.

Item 7.01  Regulation FD Disclosure.

Safe Harbor for Forward-Looking Statements

This filing and the press release that is an exhibit hereto may contain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "may," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "assume," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. This is true of our description of our acquisition strategy and our capital plan (and the effects of such strategy and plan) for example. Such statements include, but are not limited to, plans, objectives, expectations, intentions and other statements that are not historical facts.

Statements concerning “run-rates” are also forward looking statements, are not audited or based on GAAP and are made based on estimations from information provided to us by the acquired companies and from other sources and estimates developed by us. In the attached press release we provide “run-rate” estimates for acquired subsidiaries; in other presentations and reports, we provide “run-rate” estimates with respect to us and also separately with respect to one or more acquired businesses. We determine the period over which to calculate a “run-rate” based on factors we deem to be reasonable. In computing revenue “run-rates” as of the end of any given period we generally annualize the average of monthly revenues of the companies that we acquired for the period prior to acquisition (which is the “run-rate” for the acquired businesses). Actual revenues may or may not equal the estimated “run-rate.”

All forward looking statements are based upon the current beliefs and expectations of WCA's management and are subject to significant risks and uncertainties. Some of those risks and uncertainties have been more fully described in "Risk Factors and Cautionary Statement about Forward-Looking Statements" in WCA's Annual Report on Form 10-K with respect to the year ended December 31, 2005 and its Quarterly Report on Form 10-Q with respect to the quarterly period ending on September 30, 2006. The risks and uncertainties include, without limitation: we may not be able to execute our acquisition strategy effectively (including with respect to any potential acquisition candidates that we have identified), any weakness in the economy related to our markets may result in reductions in demand for the Company's services, we may not be able to integrate acquired businesses successfully, revenue and other synergies from the acquisition may not be fully realized or may take longer to realize than expected, we may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory or other reasons, we may suffer unexpected liabilities associated with our acquisitions, disruptions from the acquisition may make it more difficult to maintain relationships with customers, potential increases in commodity, insurance and fuel prices could increase our operating expenses significantly and we face the risk of new and changing regulation. Please consider these factors carefully in evaluating the forward-looking statements and do not place undue reliance on such forward- looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances..

No Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report will not be incorporated by reference into any filing made by WCA under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

As of the date of this filing, WCA is in the process of finalizing its audited financial statements for the fiscal year ending December 31, 2006. Thus, WCA has not made a determination as to whether financial statements of the Companies acquired in the Oklahoma Acquisition are required to be filed. Once the audited financial statements of WCA and the Companies are available and if a determination is made that the financial statements of the Companies are required to be filed, then WCA will include the required financial statements in accordance with Item 9.01(a)(4) of Form 8-K. Under such circumstances, the financial statements for the Oklahoma Acquisition would be provided no later than May 8, 2007.

(b) Pro forma financial information.

As of the date of this filing, WCA is in the process of finalizing its audited financial statements for the fiscal year ending December 31, 2006. Thus, WCA has not made a determination as to whether pro forma financial information of the Companies acquired in the Oklahoma Acquisition are required to be filed. Once the audited financial statements of WCA and the Companies are available and if a determination is made that the pro forma financial information related to the Oklahoma Acquisition are required to be filed, then WCA will include the required pro forma financial information in accordance with Item 9.01(b)(2) of Form 8-K. Under such circumstances, the financial statements for the Oklahoma Acquisition would be provided no later than May 8, 2007.

(d) Exhibits.

Exhibit Number	Description

Exhibit 2.1*+

Equity Interest Purchase Agreement, dated February 21, 2007, between WCA of
Oklahoma, LLC, Roy Taylor Yokley, Troy William Yokley, American Waste, Inc.,
N.E. Land Fill, Inc., Pauls Valley Landfill, Inc. and Sooner Waste,

Exhibit 99.1**	WCA Waste Corporation Press Release, dated February 21, 2007.

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* Confidential treatment will be requested with respect to certain information contained in this agreement.

**Filed herewith

+ To be filed with WCA’s quarterly report on Form 10-Q for the period ending March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION

Date: February 27, 2007

J. Edward Menger

Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1*+

Equity Interest Purchase Agreement, dated February 21, 2007, between WCA of
Oklahoma, LLC, Roy Taylor Yokley, Troy William Yokley, American Waste, Inc.,
N.E. Land Fill, Inc., Pauls Valley Landfill, Inc. and Sooner Waste, L.L.C.

Exhibit 99.1**	WCA Waste Corporation Press Release, dated February 21, 2007.

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* Confidential treatment will be requested with respect to certain information contained in this agreement.

**Filed herewith.

+ To be filed with the WCA’s quarterly report on Form 10-Q for the period ending March 31, 2007.